UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2012

OSAGE EXPLORATION AND DEVELOPMENT, INC.

(Exact name of small business issuer as specified in its charger)

Delaware	0-52718	26-0421736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or		Identification No.)
organization)

2445 Fifth Avenue	(619) 677-3956
Suite 310	(Issuer’s telephone number)
San Diego, CA 92101
(Address of principal executive
offices)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

This Amendment No. 1 to Current Report on Form 8-K/A amends Item 4.01 of the Current Report on Form 8-K dated October 10, 2012 and filed October 10, 2012.

On October 8, 2012, the Board of Directors of Osage Exploration and Development, Inc. (the “Company”) engaged MaloneBailey, LLP (“MaloneBailey”) as the Company's principal accountant. The decision to change auditors was the result of a request-for-proposal process in which the Company evaluated the credentials of several firms.

In connection with the selection of MaloneBailey, on October 8, 2012, the Board of Directors also dismissed GKM, LLP (“GKM”) as the Company’s principal accountant. The Company has given permission to GKM to respond fully to the inquiries of the successor auditor.

The audit reports of GKM on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

GKM’s report on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2011, contained a separate paragraph stating that “the accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit as of December 31, 2011. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 1 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. .”

During the years ended December 31, 2011 and 2010, and through October 8, 2012, there were no (a) disagreements with GKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GKM's satisfaction, would have caused GKM to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through October 3, 2012, the Company did not consult with MaloneBailey regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.Pursuant to Item 304(a)(3) of Regulation S-K (17 CFR 229.304(a)(3)), a letter addressed to the Securities and Exchange Commission from GKM is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

16.1	Letter from GKM, LLP to the Securities and Exchange Commission dated November 2, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

OSAGE EXPLORATION AND DEVELOPMENT, INC.
(Registrant)

Date: November 2, 2012	By:	/s/ Kim Bradford
Kim Bradford
President and Chief Executive Officer

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